AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is made and entered into on May 7, 2007 by and among BANK OF AMERICA, N.A., a national banking association, (“BA”), in its capacity as collateral and administrative agent for the Lenders under the Loan Agreement (as hereinafter defined) (BA, in such capacity, the “Agent”), and BA as Lender under the Loan Agreement (BA, together with the various financial institutions listed on the signature pages hereof, in such capacity, the “Lenders”), and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation (“Parent”), and each of the Subsidiaries of Parent listed on Annex I attached hereto (Parent and such Subsidiaries of Parent being herein referred to collectively as the “Borrowers”), and the Subsidiaries of Parent listed on Annex II attached hereto (such Subsidiaries being referred to herein as the “Guarantors”, and Borrowers and Guarantors being referred to herein as the “Credit Parties”).

RECITALS

A.         Agent, Lenders and Credit Parties have entered into that certain Loan and Security Agreement, dated as of May 12, 2006 (the Loan and Security Agreement, as amended, being referred to herein as the “Loan Agreement”).

B.         Credit Parties, Agent and Lenders desire to amend the Loan Agreement as hereinafter set forth, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I

Definitions

1.01      Capitalized terms used in this Amendment are defined in the Loan Agreement, as amended hereby, unless otherwise stated.

ARTICLE II

Amendments

Effective as of the respective date hereinafter specified, the Loan Agreement is hereby amended as follows:

2.01      Amendment and Restatement of Section 9.2.24 of the Loan Agreement. Effective as of the date hereof, Section 9.2.24 of the Loan Agreement is amended and restated in its entirety to read as follows:

“9.2.24  Prepayment of Tranche B Loan. Make any prepayment on account of the Tranche B Loan other than the Allowed Tranche B Loan

Prepayment, unless such payment is not prohibited by the Intercreditor Agreement”

2.02      Deletion of Section 9.3.5 of the Loan Agreement. Effective as of the date hereof, Section 9.3.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the phrase “[Intentionally Omitted]”.

2.03      Deletion of Section 9.3.6 of the Loan Agreement. Effective as of the date hereof, Section 9.3.6 of the Loan Agreement is hereby deleted in its entirety and replaced with the phrase “[Intentionally Omitted]”.

2.04      Amendment and Restatement of Section 9.3.8 of the Loan Agreement. Effective as of the date hereof, Section 9.3.8 of the Loan Agreement is amended and restated in its entirety to read as follows:

“9.3.8.  Leverage Ratio. Maintain a Leverage Ratio, on a Consolidated basis, tested monthly on the last day of each calendar month on a trailing twelve calendar month basis, beginning October 31, 2006, of not more than the ratio set forth below opposite the relevant date set forth below:

Period Ending	Leverage Ratio
October 31, 2006	4.75:1.00
November 30, 2006	4.75:1.00
December 31, 2006	4.75:1.00
January 31, 2007	4.75:1.00
February 28, 2007	4.75:1.00
March 31, 2007	4.75:1.00
April 30, 2007 and last day of each month thereafter.	4.25:1.00

Notwithstanding the foregoing, for the period ending on the last day of the month in which the Allowed Tranche B Loan Prepayment occurs and for each period ending on the last day of each month thereafter, the maximum Leverage Ratio shall be 4.00:1.00.”

2.05      Amendment of Appendix A of the Loan Agreement. Effective as of the date hereof, Appendix A of the Loan Agreement is amended by adding the following definition thereto in correct alphabetical order:

“Allowed Tranche B Loan Prepayment – a one-time principal prepayment of the Tranche B Loan in the amount of $15,000,000 (plus any applicable prepayment penalty not to exceed $825,000).”

2.06       Amendment Fee. Credit Parties agree to pay to Agent an amendment fee of $75,000, which amendment fee shall be deemed fully earned and non-refundable as of the date of execution of this Amendment, which amendment fee shall be due and payable in full upon the date of execution of this Amendment.

ARTICLE III

No Waiver

3.01      No Waiver. Except as specifically provided in this Amendment, nothing in this Amendment shall directly or indirectly whatsoever either: (i) be construed as a waiver of any covenant or provision of the Loan Agreement, any other Loan Document or any other contract or instrument or (ii) impair, prejudice or otherwise adversely affect any right of Agent or Lender at any time to exercise any right, privilege or remedy in connection with the Loan Agreement, any other Loan Document or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of Credit Parties or any right, privilege or remedy of Agent or Lenders under the Loan Agreement, any other Loan Document or any other contract or instrument or constitute any consent by Agent or Lenders to any prior, existing or future violations of the Loan Agreement or any other Loan Document. Credit Parties hereby agree and acknowledge that hereafter Credit Parties are expected to strictly comply with their duties, obligations and agreements under the Loan Agreement and the other Loan Documents.

ARTICLE IV

Conditions Precedent

4.01      Conditions to Effectiveness. The effectiveness of this Amendment (including the agreements and waiver contained herein) is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

(a)        Agent shall have received this Amendment, duly executed by each of the Credit Parties.

(b)        The representations and warranties contained herein and in the Loan Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct in all material respects as of the date hereof, as if made on the date hereof, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date.

(c)        After giving effect to the provisions of this Amendment, no Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

(d)        All organizational proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel.

(e)        Agent shall have received, in immediately available funds, payment of the amendment fee required to be paid by Credit Parties to Agent pursuant to the provisions of Section 2.06 hereof.

ARTICLE V

Ratifications, Representations and Warranties

5.01      Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Each Credit Party and Lenders and Agent agree that the Loan Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

5.02      Representations and Warranties. Each Credit Party hereby represents and warrants to Lenders and Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite organizational action on the part of such Credit Party and will not violate the organizational or governing documents of such Credit Party; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct in all material respects on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date, except for those representations and warranties specifically made as of an earlier date, which shall be true and correct in all material respects as of such earlier date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing, unless such Default or Event of Default has been specifically waived in writing by Agent; (d) each Credit Party is in material compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Documents, as amended hereby; and no Credit Party has amended its organizational or governing documents since the date of execution of the Loan Agreement.

ARTICLE VI

Miscellaneous Provisions

6.01      Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or Agent or any closing shall affect the representations and warranties or the right of Lender or Agent to rely upon them.

6.02      Reference to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby, and any reference in the Loan Agreement and such other Loan Documents to any other Loan Document amended by the provisions of this Amendment shall mean a reference to such other Loan Documents, as amended hereby.

6.03      Expenses of Lender. As provided in the Loan Agreement, each Credit Party agrees to pay on demand all costs and out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent’s legal counsel, and all costs and out-of-pocket expenses incurred by Agent in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Agent’s legal counsel and consultants retained by Agent or retained by Agent’s legal counsel.

6.04      Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

6.05      Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders and Agent and each Credit Party and their respective successors and assigns, except that no Credit Party may assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender and Agent.

6.06      Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

6.07      Effect of Waiver. No consent or waiver, express or implied, by Lenders or Agent to or for any breach of or deviation from any covenant or condition by any Credit Party shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

6.08      Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

6.09      Applicable Law. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

6.10      Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A

WRITTEN AGREEMENT SIGNED BY EACH CREDIT PARTY AND LENDERS AND AGENT.

6.11      Release. EACH CREDIT PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE “OBLIGATIONS” OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER OR AGENT. EACH CREDIT PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS AND AGENT AND ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY CREDIT PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDERS OR AGENT OR ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “LOANS,” INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

IN WITNESS WHEREOF, this Amendment has been executed on April __, 2007, to be effective as the respective date set forth above.

AGENT:

BANK OF AMERICA, N.A., as Agent

By:

Name:________________________________________

Title:_________________________________________

LENDERS:

BANK OF AMERICA, N.A.

By:

Name:________________________________________

Title:_________________________________________

WELLS FARGO FOOTHILL, LLC

By:

Name:________________________________________

Title:_________________________________________

THE CIT GROUP/BUSINESS CREDIT, INC.

By:

Name:________________________________________

Title:_________________________________________

CREDIT PARTIES:

INTEGRATED ELECTRICAL SERVICES, INC.

By:
Curt L. Warnock

                Senior Vice President

ALADDIN-WARD ELECTRIC & AIR, INC.

AMBER ELECTRIC, INC.

ARC ELECTRIC, INCORPORATED

BACHOFNER ELECTRIC, INC.

BEAR ACQUISITION CORPORATION

BRYANT ELECTRIC COMPANY, INC.

BW/BEC, INC.

BW CONSOLIDATED, INC.

CHARLES P. BAGBY CO., INC.

COLLIER ELECTRIC COMPANY, INC.

COMMERCIAL ELECTRICAL CONTRACTORS, INC.

CROSS STATE ELECTRIC, INC.

CYPRESS ELECTRICAL CONTRACTORS,INC.

DANIEL ELECTRICAL CONTRACTORS, INC.

DANIEL ELECTRICAL OF TREASURE COAST,

INC.

DANIEL INTEGRATED TECHNOLOGIES, INC.

DAVIS ELECTRICAL CONSTRUCTORS, INC.

ELECTRO-TECH, INC.

EMC ACQUISITION CORPORATION

FEDERAL COMMUNICATIONS GROUP, INC.

GENERAL PARTNER, INC.

HATFIELD REYNOLDS ELECTRIC COMPANY

HOLLAND ELECTRICAL SYSTEMS, INC.

HOUSTON-STAFFORD ELECTRIC HOLDINGS

III, INC.

HOUSTON-STAFFORD MANAGEMENT LLC

ICS HOLDINGS LLC

IES ALBUQUERQUE, INC.

IES AUSTIN, INC.

IES AUSTIN MANAGEMENT LLC

IES CHARLESTON, INC.

IES CHARLOTTE, INC.

IES COLLEGE STATION, INC.

IES COLLEGE STATION MANAGEMENT LLC

IES COMMUNICATIONS, INC.

IES CONTRACTORS MANAGEMENT LLC

IES DECATUR, INC.

IES EAST MCKEESPORT, INC.

IES ENC, INC.

IES ENC MANAGEMENT, INC.

IES HOUSTON RESOURCES, INC.

IES MERIDIAN, INC.

IES NEW IBERIA, INC.

IES OKLAHOMA CITY, INC.

IES OPERATIONS GROUP, INC.

IES PROPERTIES, INC.

IES PROPERTIES MANAGEMENT, INC.

IES RALEIGH, INC.

IES RAPID CITY, INC.

IES RESIDENTIAL GROUP, INC.

IES SPECIALTY LIGHTING, INC.

IES VALDOSTA, INC.

IES VENTURES INC.

IES WILSON, INC.

INTEGRATED ELECTRICAL FINANCE, INC.

INTELLIGENT BUILDING SOLUTIONS, INC.

KAYTON ELECTRIC, INC.

KEY ELECTRICAL SUPPLY, INC.

LINEMEN, INC.

MARK HENDERSON, INCORPORATED

MENNINGA ELECTRIC, INC.

MID-STATES ELECTRIC COMPANY, INC.

MILLS ELECTRICAL CONTRACTORS, INC.

MILLS MANAGEMENT LLC

MITCHELL ELECTRIC COMPANY, INC.

M-S SYSTEMS, INC.

MURRAY ELECTRICAL CONTRACTORS, INC.

NBH HOLDING CO., INC.

NEAL ELECTRIC MANAGEMENT LLC

NEW TECHNOLOGY ELECTRICAL

CONTRACTORS, INC.

NEWCOMB ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC COMPANY, INC.

PAN AMERICAN ELECTRIC, INC.

PAULIN ELECTRIC COMPANY, INC.

PRIMENET, INC.

PRIMO ELECTRIC COMPANY

RAINES ELECTRIC CO., INC.

RAINES MANAGEMENT LLC

RIVIERA ELECTRIC, LLC

RKT ELECTRIC, INC.

ROCKWELL ELECTRIC, INC.

RODGERS ELECTRIC COMPANY, INC.

RON’S ELECTRIC, INC.

SEI ELECTRICAL CONTRACTOR, INC.

SPECTROL, INC.

THOMAS POPP & COMPANY

VALENTINE ELECTRICAL, INC.

WRIGHT ELECTRICAL CONTRACTING, INC.

By:
Curt L. Warnock
Vice President

IES CONTRACTORS, INC.

Name:
Curt L. Warnock
Secretary

IES REINSURANCE, LTD.

Name:
Curt L. Warnock
President

BEXAR ELECTRIC COMPANY, LTD.

By:	BW/BEC, Inc., its general partner

Name:
Curt L. Warnock
Vice President

HAYMAKER ELECTRIC, LTD

By:	General Partner, Inc., its general partner

Name:
Curt L. Warnock
Vice President

HOUSTON-STAFFORD ELECTRICAL CONTRACTORS LP

By:	Houston-Stafford Management LLC, its general partner

Name:
Curt L. Warnock

Vice President

IES AUSTIN HOLDING LP

By:	IES Austin Management LLC, its general partner

Name:
Curt L. Warnock
Vice President

IES COLLEGE STATION HOLDINGS, LP

By:	IES College Station Management LLC, its general partner

Name:
Curt L. Warnock
Vice President

IES FEDERAL CONTRACT GROUP, L.P.

By:	IES Contractors Management LLC

Name:
Curt L. Warnock
Vice President

IES MANAGEMENT ROO, LP

By:	Neal Electric Management LLC, its general partner

Name:
Curt L. Warnock
Vice President

IES MANAGEMENT, LP

By:	IES Residential Group, Inc., its general partner

Name:
Curt L. Warnock

Vice President

IES PROPERTIES, LP

By:	IES Properties Management, Inc., its general partner

Name:
Curt L. Warnock

Vice President

MILLS ELECTRIC LP

By:	Mills Management LLC

Name:
Curt L. Warnock
Vice President

NEAL ELECTRIC LP

By:	BW/BEC, Inc., its general partner

Name:
Curt L. Warnock
Vice President

RAINES ELECTRIC LP

By:	Raines Management LLC, its general partner

Name:
Curt L. Warnock

                Vice President

BEXAR ELECTRIC II LLC

BW/BEC II LLC

BW/BEC, L.L.C.

HOUSTON-STAFFORD HOLDINGS II LLC

HOUSTON-STAFFORD HOLDINGS LLC

IES AUSTIN HOLDINGS II LLC

IES AUSTIN HOLDINGS LLC

IES COLLEGE STATION HOLDINGS II LLC

IES COLLEGE STATION HOLDINGS LLC

IES CONTRACTORS HOLDINGS LLC

IES HOLDINGS II LLC

IES HOLDINGS LLC

IES PROPERTIES HOLDINGS II LLC

MILLS ELECTRIC HOLDINGS II LLC

MILLS ELECTRICAL HOLDINGS LLC

RAINES HOLDINGS II LLC

RAINES HOLDINGS LLC

By:

        Victor Duva, Manager

IES PROPERTIES HOLDINGS, INC.

By:
Victor Duva, President

Annex I

Borrowers

Aladdin-Ward Electric & Air, Inc.	Florida
Amber Electric, Inc.	Florida
ARC Electric, Incorporated	Delaware
Bachofner Electric, Inc.	Delaware
Bexar Electric Company, Ltd.	Texas
Bryant Electric Company, Inc.	North Carolina
Charles P. Bagby Co., Inc	Alabama
Collier Electric Company, Inc.	Florida
Commercial Electrical Contractors, Inc.	Delaware
Cross State Electric, Inc.	California
Cypress Electrical Contractors, Inc.	Delaware
Daniel Electrical Contractors, Inc.	Florida
Daniel Electrical of Treasure Coast, Inc.	Florida
Daniel Integrated Technologies, Inc.	Florida
Davis Electrical Constructors, Inc.	South Carolina
Electro-Tech, Inc.	Nevada
Federal Communications Group, Inc.	Delaware
Hatfield Reynolds Electric Company	Arizona
Haymaker Electric, Ltd.	Alabama
Holland Electrical Systems, Inc	Delaware
Houston-Stafford Electrical Contractors LP	Texas
IES Contractors, Inc	Delaware
IES Federal Contract Group, LP	Texas
IES Houston Resources, Inc	Texas
IES Management LP	Texas
IES Management ROO, LP	Texas
IES Properties LP	Texas
IES Ventures, Inc.	Delaware
Integrated Electrical Finance, Inc.	Delaware
Integrated Electrical Services, Inc.	Delaware
Kayton Electric, Inc.	Nebraska
Key Electrical Supply, Inc.	Texas
Mark Henderson, Incorporated	Delaware
Menninga Electric, Inc.	Delaware
Mid-States Electric Company, Inc.	Delaware
Mills Electric LP	Texas
Mitchell Electric Company, Inc.	Arizona
M-S Systems, Inc.	Tennessee
Murray Electrical Contractors, Inc.	Delaware

Neal Electric LP	Texas
New Technology Electrical Contractors, Inc.	Delaware
Newcomb Electric Company, Inc.	Delaware
Pan American Electric, Inc.	Tennessee
Paulin Electric Company, Inc.	Delaware
PrimeNet, Inc.	Delaware
Primo Electric Company	Delaware
Raines Electric LP	Texas
Riviera Electric, LLC	Delaware
Rockwell Electric, Inc.	Delaware
Rodgers Electric Company, Inc.	Washington
Ron’s Electric, Inc.	Delaware
SEI Electrical Contractor, Inc.	Florida
Spectrol, Inc.	Delaware
Thomas Popp & Company	Ohio
Valentine Electrical, Inc.	Delaware

Annex II

Guarantors

Bear Acquisition Corporation	Delaware
Bexar Electric II LLC	Arizona
BW Consolidated, Inc.	Nevada
BW/BEC II LLC	Arizona
BW/BEC, Inc.	Delaware
BW/BEC, LLC	Nevada
General Partners, Inc.	Alabama
Houston-Stafford Electric Holdings III, Inc.	Delaware
Houston-Stafford Holdings II LLC	Delaware
Houston-Stafford Holdings LLC	Arizona
Houston-Stafford Management LLC	Arizona
ICS Holdings LLC	Arizona
IES Charleston, Inc.	South Carolina
IES Communications, Inc.	Delaware
IES Contractors Holdings LLC	Arizona
IES Contractors Management LLC	Arizona
IES ENC Management, Inc.	Delaware
IES ENC, Inc.	Delaware
IES Holdings II LLC	Delaware
IES Holdings LLC	Arizona
IES Houston Resources, Inc.	Texas
IES Operations Group, Inc.	Delaware
IES Properties Holding, Inc.	Delaware
IES Properties Holdings II LLC	Arizona
IES Properties Management, Inc.	Delaware
IES Properties, Inc	Delaware
IES Rapid City, Inc.	South Dakota
IES Reinsurance, Ltd.	Bermuda
IES Residential Group, Inc.	Delaware
IES Specialty Lighting, Inc.	Delaware
Intelligent Buildings Solutions, Inc.	Delaware
Linemen, Inc.	Delaware
Mills Electric Contractors, Inc.	Delaware
Mills Electric Holdings II LLC	Delaware
Mills Electrical Holdings LLC	Arizona
Mills Management LLC	Arizona
Neal Electric Management LLC	Arizona
Pan American Electric Company, Inc.	New Mexico
Raines Electric Co., Inc.	Delaware
Raines Holdings II LLC	Delaware
Raines Holdings LLC	Arizona
Raines Management LLC	Arizona

Summit Electric of Texas, Inc.	Delaware
EMC Acquisition Corporation	Delaware
IES New Iberia, Inc.	Delaware
IES Albuquerque, Inc.	New Mexico
IES Austin Holding LP	Texas
IES Austin Holdings II LLC	Delaware
IES Austin Holdings LLC	Arizona
IES Austin Management LLC	Arizona
IES Austin, Inc.	Delaware
IES Charlotte, Inc.	Delaware
IES College Station Holdings II, LLC	Delaware
IES College Station Holdings LLC	Arizona
IES College Station Holdings LP	Texas
IES College Station Management LLC	Arizona
IES College Station, Inc.	Delaware
IES Decatur, Inc.	Delaware
IES East McKeesport, Inc.	Delaware
IES Meridian, Inc.	Delaware
IES Oklahoma City, Inc.	Delaware
IES Raleigh, Inc.	Delaware
IES Valdosta Inc	Georgia
IES Wilson, Inc.	Delaware
NBH Holding Co., Inc,	Delaware
RKT Electric, Inc.	Delaware
Wright Electrical Contracting, Inc.	Delaware